--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 3, 2000
                Date of Report (Date of earliest event reported)

                            ------------------------

                            PEREGRINE SYSTEMS, INC.

             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

               000-22209                                    95-3773312
         (Commission File No.)                 (IRS Employer Identification Number)

                            3611 VALLEY CENTRE DRIVE
                                  FIFTH FLOOR
                              SAN DIEGO, CA 92130

                                 (858) 481-5000
                    (Address of Principal Executive Offices)

                     --------------------------------------
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

    The purpose of this Current Report on Form 8-K is to update various disclosure items in the filings made by Peregrine Systems, Inc., in its filings under the Securities Exchange Act of 1934, as amended.

    Exhibit 99.1 attached to this report updates the description of our business contained in our Annual Report on Form 10-K for the year ended March 31, 2000 (filed with the Commission on May 10, 2000).

    Exhibit 99.2 attached to this report updates the disclosure concerning factors that may affect our future results, as set forth in the section captioned "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Quarterly Report on Form 10-Q (filed with the Commission on August 14, 2000).

    Exhibit 99.3 attached to this report provides supplemental disclosure concerning developments in our business since June 30, 2000.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       PEREGRINE SYSTEMS, INC.

                                                       By:  /s/ ERIC P. DELLER
                                                            -----------------------------------------
                                                            Eric P. Deller
                                                            Vice President and General Counsel

Dated: November 3, 2000

                               INDEX TO EXHIBITS

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
        99.1            Description of Business

        99.2            Factors that May Affect Future Results

        99.3            Recent Developments